UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 18, 2025

Date of Report

(Date of earliest event reported)

TOFUTTI BRANDS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-09009	13-3094658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Newfield Ave., Suite H, Edison, New Jersey 08837
(Address of principal executive offices and zip code)

(908)272-2400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TOFB	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the Registrant’s Annual Meeting of Shareholders held on December 18, 2025, the shareholders of the Registrant entitled to vote at the meeting voted to: (i) elect the four individuals named below to serve as directors of the Registrant to hold office until the Annual Meeting of Shareholders to be held in 2026 and until their successors have been duly elected and qualified; (ii) approve, by non-binding advisory vote, the resolution approving named officer compensation (“Say On Pay Vote”); (iii) approve, by non-binding advisory vote, the frequency of future non-binding advisory votes on resolutions approving future named executive compensation (“Say When On Pay Vote”); and (iv) ratify the appointment of Rosenberg Rich Baker Berman, P.A. as the Registrant’s independent registered public accounting firm for the 2025 Fiscal Year.

1.	The votes cast by shareholders with respect to the election of directors were as follows.

	For	Withheld	Broker Non-Votes
Joseph N. Himy	3,508,581	109,658	982,363
Scott Korman	3,508,009	110,230	982,363
Efraim Mintz	3,508,092	110,147	982,363
Franklyn Snitow	3,508,092	110,147	982,363

2.	The votes cast by shareholders with respect to the resolution approving named officer compensation (“Say On Pay Vote”) were as follows.

For	Votes Against	Votes Abstain	Broker Non-Votes
3,495,161	118,780	4,318	982,363

3.	The votes cast by shareholders with respect to the frequency of future non-binding advisory votes on resolutions approving future named executive compensation (“Say When On Pay Vote”) were as follows:

	For	Abstain	Broker Non-Votes
1 Year	668,111	10,260	982,364
2 Years	82	10,260	982,364
3 Years	2,939,785	10,260	982,364
Abstain

4.	The votes cast by shareholders with respect to ratification of the appointment of Rosenberg Rich Baker Berman, P.A., as the Registrant’s independent registered public accounting firm for the 2025 fiscal year:

For	Votes Against	Votes Abstain	Broker Non-Votes
4,503,584	76,085	20,933	-0-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 22, 2025	TOFUTTI BRANDS INC.
(Registrant)

	By:	/s/Steven Kass
Steven Kass
Chief Executive Officer